PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL CALIFORNIA TAX-EXEMPT FUND



BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |

3. To approve or disapprove amending the fundamental investment limitation regarding diversification (Item 4 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |


4. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                              PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL GLOBAL UTILITIES TRUST
COLONIAL MONEY MARKET TRUST
COLONIAL MUNICIPAL MONEY MARKET TRUST
LFC UTILITIES TRUST


BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141




PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.


MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                             PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special Meetings of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL STRATEGIC INCOME FUND
COLONIAL SELECT VALUE FUND
COLONIAL AGGRESSIVE GROWTH FUND
COLONIAL INTERNATIONAL EQUITY FUND
COLONIAL EQUITY INCOME FUND
COLONIAL SMALL CAP VALUE FUND
COLONIAL MASSACHUSETTS TAX-EXEMPT FUND
COLONIAL MINNESOTA TAX-EXEMPT FUND
COLONIAL MICHIGAN TAX-EXEMPT FUND
COLONIAL OHIO TAX-EXEMPT FUND
COLONIAL NEW YORK TAX-EXEMPT FUND
COLONIAL NORTH CAROLINA TAX-EXEMPT FUND
COLONIAL CONNECTICUT TAX-EXEMPT FUND
COLONIAL INTERMEDIATE TAX-EXEMPT FUND
COLONIAL FLORIDA TAX-EXEMPT FUND
COLONIAL STRATEGIC BALANCED FUND
COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
COLONIAL U.S. GROWTH & INCOME FUND
STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |


3. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                              PLEASE VOTE PROMPTLY
                         *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E.
Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the Special MeetingS of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

COLONIAL INCOME FUND
THE COLONIAL FUND
COLONIAL HIGH YIELD SECURITIES FUND
COLONIAL TAX-EXEMPT FUND
COLONIAL UTILITIES FUND
COLONIAL FEDERAL SECURITIES FUND
COLONIAL TAX-EXEMPT INSURED FUND
COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
COLONIAL GLOBAL EQUITY FUND
COLONIAL INTERNATIONAL HORIZONS FUND
COLONIAL HIGH YIELD MUNICIPAL FUND
NEWPORT JAPAN OPPORTUNITIES FUND
NEWPORT TIGER CUB FUND
NEWPORT GREATER CHINA FUND



BANKBOSTON NA TTEE
KEY PRO SERVICES
401K RETIREMENT PLAN
A/C ROBERT R POTVIN
6 HERITAGE DRIVE
HOOKSETT NH 03106-2141






PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Items:

1. Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                        Withhold                            Except

|  |                              |  |                               |  |

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominees.

2. To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                       Against                            Abstain

|  |                        |  |                               |  |

3. To approve or disapprove reclassifying the fundamental investment policy regarding the purchase of illiquid securities (Item 3 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |


4. To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                        Against                           Abstain

|  |                        |  |                               |  |





MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW    |  |

----------------------------------------

----------------------------------------


PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s) _____________________         Date ___________________________

                                COLONIAL MUTUAL FUNDS
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750


Dear Shareholder:

         The Colonial Mutual Funds, as listed in the Notice of Special Meetings of Shareholders, will hold special meetings on October 30, 1998 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. (CMA), the Colonial Mutual Funds' investment adviser and/or administrator. An exhibit summarizing the proposals, the voting process (Exhibit A attached hereto) and formal Notice of Special Meetings of Shareholders appear on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meetings in person; however, we urge you in any event to vote your shares.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE OR BY TELEPHONE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR COLONIAL MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

         CMA is using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meetings approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

         Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC at 1-800-733-8481, ext. 400. Our hearing impaired shareholders may call Colonial Investors Service Center, Inc., the Colonial Mutual Funds' transfer agent, at 1-800-528-6979 if you have special TTD equipment.
                                                                 (continued)

         We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,



Stephen E. Gibson
President

September 9, 1998

D-85/497F-0998

                                      EXHIBIT A


         Throughout this exhibit and the proxy statement, the Funds, which are managed and/or administered by CMA, are referred to collectively as the "Colonial Mutual Funds".

         The following table lists the proposals and on what page of the proxy statement they are discussed in greater detail:

                              Colonial Mutual Fund Whose
                              Shareholders are Entitled to   Table of
Proposals                     Vote                           Contents
---------                     -----------------------------  ----------

1.  To elect a Board of       Each Colonial Mutual Fund      Page
Trustees.
2.  To amend fundamental      Each Colonial Mutual Fund      Page
investment policies           (except for Colonial Global
regarding borrowing and       Utilities Fund, Colonial
lending.                      Municipal Money Market Fund,
                              LFC Utilities Trust and
                              Colonial Money Market Fund)

3. To reclassify the          Colonial High Yield            Page
fundamental investment        Securities Fund, Colonial
policy regarding the          Income Fund, Colonial
purchase of illiquid          Intermediate U.S. Government
securities.                   Fund, The Colonial Fund,
                              Colonial Federal Securities Fund,  Colonial Global
                              Equity Fund, Colonial International Horizons Fund,
                              Colonial   Tax-Exempt  Fund,  Colonial  Tax-Exempt
                              Insured Fund,  Colonial High Yield Municipal Fund,
                              Newport Japan  Opportunities  Fund,  Newport Tiger
                              Cub Fund,  Newport Greater China Fund and Colonial
                              Utilities Fund

4.  To amend the              Colonial California            Page
fundamental investment        Tax-Exempt Fund
policy regarding
diversification.

5.  To approve policies for   Each Colonial Mutual Fund      Page
a master fund/feeder fund     (except for Colonial Global
structure.                    Utilities Fund, Colonial
                              Municipal Money Market Fund,
                              LFC Utilities Trust and
                              Colonial Money Market Fund)

A.       VOTING PROCESS.

         You can vote in any one of the following five ways:

           a. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting";
           b. By telephone at the 800 number  indicated on the proxy insert;
           c. By mail, by filling out and returning the enclosed  proxy card;
           d. By fax (not available for all shareholders; refer to enclosed proxy insert); or
           e. In person at the Meetings.

         Shareholders who owned shares on the Record Date, August 21, 1998, are entitled to vote at the special meetings. Shareholders are entitled to cast one vote for each share owned on the Record Date. We encourage you to vote by internet or by telephone, using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Either voting method will reduce Fund expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.

                     NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD ON OCTOBER 30, 1998

COLONIAL TRUST I
Colonial High Yield Securities Fund
Colonial Income Fund
Colonial Strategic Income Fund
Stein Roe Advisor Tax-Managed Growth Fund

COLONIAL TRUST II
Colonial Money Market Fund
Colonial Intermediate U.S. Government Fund
Colonial Short Duration U.S. Government Fund
Newport Japan Opportunities Fund
Newport Greater China Fund
Newport Tiger Cub Fund

COLONIAL TRUST III
The Colonial Fund
Colonial Federal Securities Fund
Colonial Global Equity Fund
Colonial International Horizons Fund
Colonial Select Value Fund
Colonial Strategic Balanced Fund
Colonial Global Utilities Fund

COLONIAL TRUST IV
Colonial High Yield Municipal Fund
Colonial Intermediate Tax-Exempt Fund
Colonial Tax-Exempt Fund
Colonial Tax-Exempt Insured Fund
Colonial Municipal Money Market Fund
Colonial Utilities Fund

COLONIAL  TRUST V
Colonial  California  Tax-Exempt  Fund
Colonial  Connecticut Tax-Exempt  Fund
Colonial  Florida   Tax-Exempt  Fund
Colonial   Massachusetts Tax-Exempt Fund
Colonial Michigan Tax-Exempt Fund
Colonial Minnesota  Tax-Exempt Fund
Colonial New York Tax-Exempt  Fund
Colonial North Carolina  Tax-Exempt Fund
Colonial Ohio Tax-Exempt Fund

COLONIAL TRUST VI
Colonial Aggressive Growth Fund
Colonial Equity Income Fund
Colonial International Equity Fund
Colonial Small Cap Value Fund
Colonial U.S. Growth & Income Fund

LFC UTILITIES TRUST

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (Meetings) of the Colonial Mutual Funds listed above will be held at the offices of Liberty Funds Distributor, Inc., the Colonial Mutual Funds' distributor and Colonial Management Associates, Inc., the Colonial Mutual Funds' investment adviser and/or administrator, One Financial Center, Boston, Massachusetts 02111 on Friday, October 30, 1998 at 10:00 a.m. Eastern Time. The purpose of the Meetings is to consider and act upon the following proposals and to transact such other business as may properly come before the Meetings or any adjournments thereof.

PROPOSALS:

1. Shareholders of the Colonial Mutual Funds vote: To elect a Board of Trustees;

2. Shareholders of the Colonial Mutual Funds (except for Colonial Global Utilities Fund, Colonial Municipal Money Market Fund, Colonial Money Market Fund and LFC Utilities Trust) vote: To amend fundamental investment policies regarding borrowing and lending;

3. Shareholders of Colonial High Yield Securities Fund, Colonial Income Fund, Colonial Intermediate U.S. Government Fund, The Colonial Fund, Colonial Federal Securities Fund, Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund, Colonial High Yield Municipal Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund, Newport Greater China Fund and Colonial Utilities Fund vote: To reclassify the fundamental investment policy regarding the purchase of illiquid securities;

4. Shareholders of Colonial California Tax-Exempt Fund vote: To amend the fundamental investment policy regarding diversification;

5. Shareholders of the Colonial Mutual Funds (except for Colonial Global Utilities Fund, Colonial Municipal Money Market Fund, Colonial Money Market Fund and LFC Utilities Trust) vote: To approve policies for a master fund/feeder fund structure;

6. Transact such other business as may properly come before the Meetings or any adjournment thereof.

By order of the Board of Trustees,


Nancy L. Conlin, Secretary

September 9, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE OR BY TELEPHONE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR COLONIAL MUTUAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                          SPECIAL MEETINGS OF SHAREHOLDERS
                                COLONIAL MUTUAL FUNDS
                                   PROXY STATEMENT

                                 General Information

                                                             September 9, 1998

         This proxy statement, which is divided into the following four parts, is a combined proxy statement for all of the Colonial Mutual Funds listed in the Notice of Special Meetings of Shareholders:

Part 1.             Overview                            Page
Part 2.             Proposals                           Page
Part 3.             Information regarding voting and    Page
                    shareholder meetings
Part 4.             Fund Information                    Page


         If at any time you have any questions regarding the information contained in the proxy statement, please feel free to call SCC at 1-800-733-8481, ext 400. This proxy statement was first mailed to shareholders on September 9, 1998.

PART 1.      OVERVIEW.

         The Board of Trustees of the Colonial Mutual Funds has called Special Meetings of Shareholders (Meetings) for 10:00 a.m. Eastern Time, Friday, October 30, 1998, for the purposes described in the accompanying Notice of Special Meetings of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meetings and to request your proxy to vote in favor of the proposals.

         Set forth below is a summary of each proposal that the Board of Trustees recommends that you consider:

PROPOSAL 1.     ELECTION OF A BOARD OF TRUSTEES.

We ask that you consider the election of thirteen nominees as members of the Board of Trustees. Each nominee, if elected, will serve as a trustee of the Colonial Mutual Funds until the next meetings of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PROPOSAL 2.      AMEND FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING AND
                 LENDING.
We ask that you approve amending the fundamental policies regarding borrowing and lending so that we can establish an interfund lending program for all of the Colonial Mutual Funds. This program would permit your Colonial Mutual Fund to borrow money from another Colonial Mutual Fund as needed to satisfy redemption requests. In addition, the program would allow your Colonial Mutual Fund to lend money to another Colonial Mutual Fund to meet its temporary borrowing needs.

Normally, the Colonial Mutual Funds have sufficient cash to satisfy daily redemption requests. However, there are times when a Fund could be short on cash which would delay payment of redemption proceeds for up to seven days. Generally, the interfund lending program would allow the Colonial Mutual Funds to meet redemption requests on the next business day after the request was received. The Board of Trustees believes that the program will benefit the Colonial Mutual Funds by facilitating a Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements.

The interfund lending program includes a number of safeguards to make sure it is fair and beneficial to all of the Colonial Mutual Funds. One especially important safeguard is that the Colonial Mutual Funds will not participate in the program unless borrowing and lending money through the program provides at least as favorable an interest rate than borrowing and lending money through a bank.


PROPOSAL 3.         RECLASSIFY A FUNDAMENTAL INVESTMENT POLICY REGARDING THE
                    PURCHASE OF ILLIQUID SECURITIES.
We ask that you approve the reclassification of a fundamental investment policy regarding illiquid securities as a non-fundamental policy. A number of the Colonial Mutual Funds were organized before the Investment Company Act of 1940, as amended (1940 Act), and the Securities and Exchange Commission (SEC) staff modified their policies on illiquid securities. The 1940 Act no longer requires that a policy regarding illiquid securities be fundamental and several years ago, the SEC modified its policy by increasing the amount an open-end fund could hold from 10% to 15% of net assets. The increase would allow the Colonial Mutual Funds greater investment flexibility.

PROPOSAL 4.   AMEND A FUNDAMENTAL INVESTMENT POLICY REGARDING DIVERSIFICATION.
We ask that you approve amending a fundamental investment policy concerning diversification to change the Colonial California Tax-Exempt Fund (California
Fund) from a diversified fund to a non-diversified fund. The California Fund was organized as a diversified investment company for marketing reasons and for the more favorable tax treatment under California law for diversified funds. Because the marketing reasons and the tax reasons for diversified funds no longer exist, we are asking that the shareholders of the California Fund approve an amendment of a fundamental investment policy regarding diversification so that that the Fund can change from a diversified fund to a non-diversified fund. This change would increase management flexibility by allowing the Fund to take larger positions in issuers.

PROPOSAL 5. APPROVE POLICIES FOR A MASTER FUND/FEEDER FUND STRUCTURE. We ask that you approve policies so that your Colonial Mutual Fund can convert to a master fund/feeder fund structure. Currently, the Colonial Mutual Funds' fundamental policies do not allow for such a structure. The Board of Trustees has no present plans to convert any of the Colonial Mutual Funds to a master fund/feeder fund structure; however, in the future, it may be advantageous to convert the Colonial Mutual Funds to obtain greater efficiencies. Obtaining your approval now would eliminate expenses and delays associated with subsequent shareholder meetings. The decision to convert your Colonial Mutual Fund at a later date would only happen if the Board of Trustees believes it is in the best interest of both you and your Colonial Mutual Fund.

PART 2.        PROPOSALS.

      PROPOSAL 1.         TO ELECT A BOARD OF TRUSTEES.
         The purpose of this proposal is to elect four new members as well as the currently serving members of the Board of Trustees of the Colonial Mutual Funds. All of the nominees listed below, except for the proposed four new members (Ms. Verville and Messrs. Carberry, Macera and Dr. Stitzel), are currently members of the Board of Trustees of the Colonial Mutual Funds, five Colonial closed-end funds and Newport Tiger Fund and have served in that capacity continuously since originally elected or appointed. Ms. Verville, Messrs. Carberry, Macera and Dr. Stitzel were recommended for election as Trustees of the Colonial Mutual Funds by the Board of Trustees at a meeting held on June 18, 1998. Each of the nominees elected will serve as a Trustee of each of the Colonial Mutual Funds until the next meetings of shareholders of the Colonial Mutual Funds called for the purpose of electing a board of trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as trustees of each Colonial Mutual Fund (if so instructed).

         The following table sets forth certain information about each nominee:


                                                              Year of Election
                        Principal Occupation (1) and          or Recommended for
Nominee Name & Age      Directorships                         Election as
                                                              Trustee
Robert J. Birnbaum      Retired (formerly Special Counsel,           1995
(70)                    Dechert Price & Rhoads (law) from
                        September, 1988 to December, 1993).
                        Director or Trustee:  Liberty
                        All-Star Equity Fund, Liberty
                        All-Star Growth Fund, Inc., The
                        Emerging Germany Fund.

Tom Bleasdale           Retired (formerly Chairman of the            1987
(68)                    Board and Chief Executive Officer,
                        Shore Bank & Trust Company (banking)
                        from 1992 to 1993). Director:  Empire
                        Company Limited.

John Carberry(2)        Senior Vice President of Liberty             1998
(51)                    Financial Companies, Inc. (formerly
                        Managing Director, Salomon Brothers).

Lora S. Collins         Attorney (formerly Attorney, Kramer,         1991
(62)                    Levin, Naftalis & Frankel (law) from
                        September, 1986 to November, 1996).

James E. Grinnell       Private Investor since November,             1995
(68)                    1988.  Director or Trustee:  Liberty
                        All-Star Equity Fund, Liberty
                        All-Star Growth Fund, Inc.

Richard W. Lowry        Private Investor since August, 1987.         1995
(62)                    Director or Trustee:   Liberty
                        All-Star Equity Fund, Liberty
                        All-Star Growth Fund, Inc.

Salvatore Macera        Private Investor (formerly Executive         1998
(67)                    Vice President of Itek Corp. and
                        President of Itek Optical &
                        Electronic Industries, Inc.).
                        Trustee:  Liberty Variable Investment
                        Trust, Stein Roe Variable Investment
                        Trust.

William E. Mayer(3)     Partner, Development Capital, LLC            1994
(57)                    (investments)  (formerly Dean of the
                        College  of  Business  and  Management,   University  of
                        Maryland  (higher  education)  from  October,   1992  to
                        November,  1996;  Dean of the Simon  Graduate  School of
                        Business, University of Rochester (higher education) from October, 1991 to July, 1992). Director or Trustee:
                        Hambrecht & Quist Incorporated, Chart House Enterprises,
                        Johns Manville.

James L. Moody, Jr.     Retired (formerly Chairman of the            1986
(66)                    Board from May, 1994 to May, 1997,
                        Chief Executive Officer and Director
                        from May, 1973 to May, 1992,
                        Hannaford Bros. Co. (food
                        distributor)).  Director or
                        Trustee:   Penobscot Shoe Co.,
                        Staples, Inc., UNUM Corporation,
                        IDEXX Laboratories, Inc., Empire
                        Company Limited.

John J. Neuhauser       Dean of the School of Management,            1985
(55)                    Boston College (higher education)
                        since 1977. Director or Trustee:
                        Hyde Athletic Industries, Inc.

Thomas E. Stitzel       Professor of Finance, College of             1998
(58)                    Business, Boise State University
                        (higher education); Business
                        consultant and author.  Trustee:
                        Liberty Variable Investment Trust,
                        Stein Roe Variable Investment Trust.

Robert L. Sullivan      Retired Partner, KPMG Peat Marwick           1989
(70)                    LLP (management consulting) (formerly
                        self-employed management consultant).

Anne-Lee Verville       Consultant (formerly General Manager,        1998
(51)                    Global Education Industry from 1994
                        to  1997   (Industry),   and   President,   Applications
                        Solutions  Division from 1991 to 1994,  IBM  Corporation
                        (Industry)).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc. (Liberty Financial), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.
(3) Mr. Mayer is an "interested person," as defined in the 1940 Act because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

                   Trustees' Compensation; Meetings and Committees

A.       Trustees' Compensation.
         The Board of Trustees serve as Trustees of the Colonial Mutual Funds, including Newport Tiger Fund and five Colonial closed-end funds, for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $5,000 and the Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Colonial Mutual Funds based on each Colonial Mutual Fund's relative net assets, and one-third of the fees are divided equally among the Colonial Mutual Funds.

         Further information concerning the Trustees' compensation is disclosed under Part 4. Fund Information on page X.

B.       Meetings and Committees.
         The current Board of Trustees of the Colonial Mutual Funds, consists of one interested and eight non-interested Trustees.

          The Audit  Committee  of the  Colonial  Mutual  Funds,  consisting  of
Messrs. Bleasdale, Grinnell, Lowry, Moody and Sullivan, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

         The Compensation Committee of the Colonial Mutual Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell and Neuhauser, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.

         The Governance Committee of the Colonial Mutual Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan (Mr. Mayer being the only interested member), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the applicable Colonial Mutual Fund.

         The Board of Trustees and the Committees held the following number of meetings during the following fiscal years ended: August 31, 1997 of Colonial Trust II and Colonial Federal Securities Fund (8/31/97 Funds); October 31, 1997 of Colonial Trust III and Stein Roe Advisor Tax-Managed Growth Fund (10/31/97 Funds); November 30, 1997 of Colonial Trust IV (11/30/97 Funds); December 31, 1997 of Colonial Trust I (excluding Stein Roe Advisor Tax-Managed Growth Fund) (12/31/97 Funds); January 31, 1998 of Colonial Trust V (1/31/98 Funds); and June 30, 1998 of Colonial Trust VI, Colonial Money Market Fund and Colonial Municipal Money Market Fund (6/30/98 Funds), as follows:


                             10/31/97 Funds     11/30/97 Funds  12/31/97 Funds

      Board of Trustees          6                   6              6
      Audit Committee            3                   3              2
      Compensation
        Committee                3                   3              2
      Governance Committee       4                   4              5



                               1/31/98 Funds    6/30/98 Funds  8/31/98 Funds
      Board of Trustees            6                  6
      Audit Committee              3                  3
      Compensation
        Committee                  2                  2
      Governance Committee         4                  4

         During the most recently completed fiscal years, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member.

         If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL MUTUAL FUND VOTE FOR PROPOSAL 1.

                            REQUIRED VOTE FOR PROPOSAL 1
         A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee.


PROPOSAL 2.         TO AMEND FUNDAMENTAL INVESTMENT POLICIES REGARDING
                    BORROWING AND LENDING (Each Colonial Mutual Fund except for Colonial Money Market Fund, Colonial Municipal Money
                    Market Fund, Colonial Global Utilities Fund, LFC
                    Utilities Trust - herein referred to for purposes of this Proposal 2 as "Colonial Funds")

         A. Purpose of This Proposal. The Board of Trustees has approved an interfund lending program for the Colonial Funds and related changes to the Colonial Funds' investment policies on borrowing. The program will allow one Colonial Fund to lend money to another Colonial Fund if it makes good financial sense for both Colonial Funds to do so. The Colonial Funds do not currently intend to use this program to leverage their investments. The Colonial Funds have submitted an application to the Securities and Exchange Commission (SEC) to participate in such a program.

         B. Reasons for Colonial Funds to Participate in an Interfund Lending Program. When available cash is not sufficient to meet shareholder redemptions, it may be advantageous for a Colonial Fund to borrow money for a short time instead of raising cash by selling portfolio securities, which would be disruptive to the Fund's investment strategy. The Board of Trustees believes that the program will benefit the Colonial Funds by facilitating a Colonial Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements. The Board of Trustees also believes that a Colonial Fund needing cash may be able to obtain lower interest rates on short-term borrowing through an interfund lending program and that the Colonial Fund lending the cash may be able to obtain a rate of return with interest rates on alternative short-term investments. Interfund lending would be permitted only if the terms are at least as favorable as the terms each Colonial Fund could otherwise negotiate with a third party and if the transaction is conducted in accordance with certain safeguards set forth on page XX. (These safeguards are generally imposed by the SEC as conditions to the SEC's authorization to enter into such a program.)

         C. Current Policy on Borrowing. Normally, the Colonial Funds have sufficient cash to satisfy daily redemption requests. However, there are times when a Colonial Fund could be short on cash while awaiting settlement of its securities trades (typically a three business day process). Pursuant to current law, the Colonial Fund could defer payment of sale proceeds for up to seven days. However, generally, the interfund lending program would allow the Colonial Funds to borrow money to meet redemption requests on the next business day after the request was received. The Colonial Funds currently maintain a $200 million committed credit facility with Bank of America National Trust and Savings Association for short-term borrowing needs. It is expected that the interfund lending program will supplement, rather than replace, the credit facility as a means of satisfying these borrowing needs.

         D. Current Policy on Lending. The Colonial Funds maintain cash reserves to satisfy daily redemption requests. The Colonial Funds may put their cash reserves to work by entering into repurchase agreements whereby a Colonial Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. Basically, the repurchase agreement arrangements are loans from the Colonial Funds to the bank or dealer. The difference between the purchase and resale prices represents the Colonial Funds' interest on the loan.

         E. The Interfund Lending Program Will Allow the Colonial Funds to Match the Borrowing and Lending Needs of Different Funds. The interfund lending program would allow CMA, the Colonial Funds' investment adviser and/or administrator, on any given day to match up the Colonial Funds wishing to borrow money to satisfy redemption requests and the Colonial Funds wishing to lend money to banks to generate additional income. CMA could arrange loans between the matched Colonial Funds, pursuant to the master loan agreement and the SEC's conditions for this program. By arranging loans between the matched Colonial Funds instead of banks, the Colonial Funds will be able to borrow money more cost effectively and lend money more profitably.

         F. Credit Risks. When one Colonial Fund lends money to another Colonial Fund, the lending Colonial Fund is subject to credit risks if the borrowing Colonial Fund fails to repay the loan. The Colonial Funds presently face similar risks when lending money to a bank through repurchase agreements. The Board of Trustees believes that the risk is extremely minimal in both cases. To minimize credit risks, the Colonial Funds will not be permitted to participate in the program unless participating in the program provides a more favorable interest rate than the interest rate a bank can offer. Also, if a Colonial Fund borrows or lends money through the program, the borrowing or lending activity must be consistent with its investment objective and investment policies. Other important safeguards for the Colonial Funds include the following:

       a. Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.
       b. If a Colonial Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Colonial Fund must secure each additional outstanding interfund loan by the pledge of segregated collateral.
       c. A Colonial Fund may not make interfund loans in excess of 5% (equity funds), 7.5% (bond funds) or 10% (money market funds) of its net assets.
       d.       A Colonial Fund's  interfund loan to any one Colonial Fund shall not exceed 5% of the lending Colonial Fund's net assets.
       e.       An  interfund  loan may not be  outstanding  for more than seven days.
       f. A Colonial Fund's interfund borrowings may not exceed 125% of the Colonial Fund's total redemptions for the preceding seven days.
       g. CMA must allocate interfund loans on an equitable basis among funds, without the intervention of the portfolio manager of any Colonial Fund.
       h. Reports must be made to the Board of Trustees with respect to any interfund loans, and the Board of Trustees will monitor the program to ensure that each Colonial Fund's participation is appropriate.

         G. Changes to Fundamental Policies to Permit Participation in the Interfund Lending Program. The Colonial Funds' current fundamental investment policies regarding borrowing and lending do not allow for the interfund lending program. The Board of Trustees recommends that the Colonial Funds' shareholders vote to amend the current fundamental investment policies on borrowing and lending to allow for such a program.

         1.  Borrowing Policies, as Described Below:

         a. The Colonial Funds' current fundamental investment policies with respect to borrowing are as follows:

        (i) Newport Greater China Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund, Colonial High Yield Municipal Fund and Stein Roe Advisor Tax-Managed Growth Fund may:

           Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets.

         (ii) Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Strategic Balanced Fund, Colonial Intermediate Tax-Exempt Fund, Colonial Utilities Fund, Colonial Tax-Exempt Fund, Colonial Tax-Exempt Insured Fund, Colonial Aggressive Growth Fund, Colonial U.S. Growth and Income Fund, Colonial International Equity Fund, Colonial Equity Income Fund, Colonial Small Cap Value Fund, Colonial High Yield Securities Fund, Colonial Income Fund, Colonial Strategic Income Fund, Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund, Colonial Federal Securities Fund, The Colonial Fund and Colonial Select Value Fund may:

           Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         (iii) Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund may:

           Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets (entering into repurchase agreements and other similar instruments is not considered the issuance of a senior security); however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

         b. The Board of Trustees recommends amending the above fundamental investment policies regarding borrowing for each Colonial Fund as set forth below. In addition to amending these policies to permit interfund borrowings, the Board of Trustees recommends amending these policies to permit each Colonial Fund to borrow up to 33 1/3% of its total assets. The Colonial Funds' current policies of limiting borrowings to 10% of assets and only for temporary or emergency purposes were adopted a number of years ago in response to certain regulatory requirements or business or industry conditions that no longer exist. These proposed changes will not materially effect how the Colonial Funds are managed because the Funds will continue their policy of not leveraging their assets:

           The Fund may borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

         2.  Lending   Policies.   Each  Colonial  Fund's  current   fundamental
investment policies with respect to lending is as follows:

           The Fund may make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements.

         a. The Board of Trustees recommends amending the above fundamental investment policy regarding lending for each Colonial Fund as set forth below. In addition to amending these policies to permit interfund lending, the Board of Trustees recommends amending these policies to permit the Colonial Funds to engage in securities lending without limitation. The Funds have no present intention of engaging in securities lending:

           The Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL FUND VOTE FOR PROPOSAL 2.

                            REQUIRED VOTE FOR PROPOSAL 2
         Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Colonial Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Colonial Fund or (2) 67% or more of the shares of the Colonial Fund present at the Meetings if more than 50% of the outstanding shares of the Colonial Fund are represented at the Meetings in person or by proxy.


PROPOSAL 3.          TO RECLASSIFY THE FUNDAMENTAL INVESTMENT POLICY
                     REGARDING THE PURCHASE OF ILLIQUID SECURITIES
                     (Colonial High Yield Securities Fund, Colonial Income
                     Fund, Colonial Intermediate U.S. Government Fund, The
                     Colonial Fund, Colonial Federal Securities Fund,
                     Colonial Global Equity Fund, Colonial International
                     Horizons Fund, Colonial Tax-Exempt Fund, Colonial
                     Tax-Exempt Insured Fund, Colonial High Yield Municipal
                     Fund, Newport Japan Opportunities Fund, Newport Tiger
                     Cub Fund, Newport Greater China Fund  and Colonial
                     Utilities Fund - herein referred to for purposes of this Proposal 3 as the "Colonial Funds").

         Each Colonial Fund has adopted as a fundamental investment policy a limit (either 10% or 15%) on the amount of illiquid securities that may be held by the Colonial Fund. The policy was made a fundamental restriction because of regulatory and business conditions at the time. With the passage of time and the change in regulatory standards, this restriction is no longer required to be stated as a fundamental restriction. Therefore, in order to simplify and modernize the Colonial Funds' fundamental investment restrictions, the Colonial Funds' Board of Trustees recommends reclassifying this restriction as "non-fundamental". A non-fundamental investment restriction may be changed by the Colonial Funds' Board of Trustees without shareholder approval.

         Many of the Colonial Funds' fundamental investment policies on illiquid securities limit the Colonial Funds' investments in illiquid securities to 10% of assets. At the time these restrictions were adopted, this policy reflected the position of the SEC. However, several years ago the SEC modified this policy to permit open-end funds to invest up to 15% of their net assets in illiquid securities. Therefore, in order to achieve greater uniformity among all of the Colonial Mutual Funds, the Colonial Funds' Board of Trustees recommends increasing the permitted amount of illiquid assets the Colonial Funds' can invest in to 15% of a Fund's net assets and reclassifying the policy as non-fundamental. Although this change would allow the Colonial Funds greater investment flexibility, if the Colonial Funds increased their investments in illiquid securities, it could increase the Colonial Funds' level of investment risk due to the relative difficulty of disposing of illiquid securities.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH APPLICABLE COLONIAL FUND VOTE FOR PROPOSAL 3.

                            REQUIRED VOTE FOR PROPOSAL 3
         Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Colonial Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Colonial Fund or (2) 67% or more of the shares of the Colonial Fund present at the Meetings if more than 50% of the outstanding shares of the Colonial Fund are represented at the Meetings in person or by proxy.

PROPOSAL 4.         TO AMEND THE FUNDAMENTAL INVESTMENT POLICY REGARDING
                    DIVERSIFICATION (For shareholders of Colonial California
                    Tax-Exempt Fund - herein referred to as the "California
                    Fund")

         The California Fund was organized in 1986 as a diversified investment company under the 1940 Act. As a diversified fund the California Fund may not, with respect to 75% of its assets, invest more than 5% of its assets in a single company or own more than 10% of the securities of a single company. The California Fund was organized as a diversified fund because of marketing reasons and for the more favorable tax treatment under California law for diversified funds. However, there is no longer a tax reason favoring diversified funds because the California law which distinguished diversified funds from non-diversified funds has since been repealed. In addition, the marketing reasons in favor of a diversified fund no longer exist. The Board of Trustees recommends that the California Fund be changed from a diversified fund to a non-diversified fund which would increase management flexibility by allowing the Fund to take larger positions in issuers. CMA currently advises eight other state municipal funds which were organized as non-diversified funds.

         Because the California Fund's status as a diversified fund is a fundamental investment policy, this policy would need to be eliminated to effect this change. The current fundamental investment policy provides that the Fund may:

           Not concentrate more than 25% of its total assets in any one industry [or with respect to 75% of total assets purchase any security (other than obligations of U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase the Fund would own more than 10% of the outstanding voting shares of such issuer].

           The Board of Trustees of the California Fund recommends that the bracketed language in the above policy be deleted.

         THE  BOARD  OF  TRUSTEES   RECOMMENDS  THAT  THE  SHAREHOLDERS  OF  THE
CALIFORNIA FUND VOTE FOR PROPOSAL 4.

                            REQUIRED VOTE FOR PROPOSAL 4
         Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the California Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the California Fund or (2) 67% or more of the shares of the California Fund present at the Meetings if more than 50% of the outstanding shares of the California Fund are represented at the Meetings in person or by proxy.

PROPOSAL 5.         TO APPROVE POLICIES FOR  A MASTER FUND/FEEDER FUND
                    STRUCTURE (Each Colonial Mutual Fund except for Colonial
                    Global Utilities Fund, Colonial Municipal Money Market
                    Fund, LFC Utilities Trust and Colonial Money Market Fund
                    - herein referred to for purposes of this Proposal 5 as "Colonial Funds")

         A. Overview of Master Fund/Feeder Fund Structure. "Master fund/feeder fund" refers to a structure in which a fund (a feeder fund) seeks to achieve its investment objective by investing all or substantially all of its assets in shares of, or interests in, another fund (the master fund) having a similar investment objective and policies as the feeder fund. The master fund, in turn, invests in individual securities. Typically, a master fund will have more than one feeder fund, with each feeder fund marketed to a particular class or classes of investors or through a different distribution channel. For example, shares of one feeder fund might be offered to individual investors, shares of another feeder fund to institutions, and shares of a third to retirement plans or their participants. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale. The diagram below compares each Colonial Fund's current structure to a typical master fund/feeder fund structure. CMA currently acts as administrator of three funds that utilize a master/feeder structure, Colonial Global Utilities Fund, Colonial Municipal Money Market Fund and Colonial Money Market Fund.

      CURRENT STRUCTURE               MASTER FUND/FEEDER FUND STRUCTURE

   Fund Shareholders          Fund Shareholders   Other Feeder Fund Shareholders


    ------------                ------------ -------------- --------------

     Individual                               Other Feeder   Other Feeder
     Securities     Fund            Fund*        Fund*           Fund*

    ------------                ------------ -------------- --------------




                                             --------------

                                               Individual
                                               Securities     Master Fund

                                             --------------

                       *Each feeder fund holds only interests in the master fund

         B. No Current Plans to Convert any of the Colonial Funds to a Master Fund/Feeder Fund Structure. The Board of Trustees has no present plans to convert any of the Colonial Funds to a master fund/feeder fund structure. However, in the future it may be advantageous for the Colonial Funds to be converted in order to obtain greater efficiencies. The Board of Trustees is proposing new disclosure to the Colonial Funds' Statement of Additional Information which would eliminate having to obtain a subsequent shareholder vote before implementing a conversion. This would eliminate the expenses and delays associated with subsequent shareholder meetings if any of the Colonial Funds wish to convert to a master fund/feeder fund structure. Any such conversions would need to be approved by the Board of Trustees and notification of the conversion would be provided to shareholders.

         C. Management under a Master Fund/Feeder Fund Structure. The Colonial Funds will not be managed significantly differently under a master  fund/feeder  fund structure.  The master fund in which the assets of the
feeder  fund  would  invest  will  have  a  similar  investment   objective  and
substantially the same investment policies as the feeder fund. Therefore, the master fund will invest in the same types of securities in which the feeder fund is authorized to invest.

         D. Changes to Fundamental Investment Policies to Allow the Conversion to a Master Fund/Feeder Fund Structure. Currently, the Colonial Funds have fundamental investment policies that may not permit the Funds to organize as a master fund/feeder fund. The Board of Trustees recommends adding the following sentence to each Colonial Fund's Statement of Additional Information to clarify that the Funds may be organized as a master fund/feeder fund structure:

         Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH COLONIAL FUND VOTE FOR PROPOSAL 5.

                            REQUIRED VOTE FOR PROPOSAL 5
         Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meetings if more than 50% of the outstanding shares of the Fund are represented at the Meetings in person or by proxy.


PART 3.      INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

         This section provides further information regarding the methods of voting and shareholder meetings.

In Parts 3 and 4, the following acronym codes will be used to identify the Colonial Mutual Funds:

CODE         COLONIAL MUTUAL FUND       CODE        COLONIAL MUTUAL FUND
-----        --------------------       -----       ---------------------

CAGF        Colonial Aggressive         CMMMF       Colonial Municipal Money
            Growth Fund                             Market Fund
CCATEF      Colonial California         CNYTEF      Colonial New York
            Tax-Exempt Fund                         Tax-Exempt Fund
CCTTEF      Colonial Connecticut        CNCTEF      Colonial North Carolina
            Tax-Exempt Fund                         Tax-Exempt Fund
CEIF        Colonial Equity Income      COHTEF      Colonial Ohio Tax-Exempt
            Fund                                    Fund
CFSF        Colonial Federal            CSVF        Colonial Select Value
            Securities Fund                         Fund
CFLTEF      Colonial Florida            CSDUSGF     Colonial Short Duration
            Tax-Exempt Fund                         U.S. Government Fund
CGEF        Colonial Global Equity      CSCVF       Colonial Small Cap Value
            Fund                                    Fund
CGUF        Colonial Global Utilities   CSBF        Colonial Strategic
            Fund                                    Balanced Fund
CHYMF       Colonial High Yield         CSIF        Colonial Strategic
            Municipal Fund                          Income Fund
CHYSF       Colonial High Yield         CTEF        Colonial Tax-Exempt Fund
            Securities Fund
CIF         Colonial Income Fund        CTEIF       Colonial Tax-Exempt
                                                    Insured Fund
CITEF       Colonial Intermediate       CUSG&IF     Colonial U.S. Growth &
            Tax-Exempt Fund                         Income Fund
CIEF        Colonial International      CUF         Colonial Utilities Fund
            Equity Fund
CIHF        Colonial International      NGCF        Newport Greater China
            Horizons Fund                           Fund

CIUSGF      Colonial Intermediate       NJOF        Newport Japan
            U.S. Government Fund                    Opportunities Fund
CMATEF      Colonial Massachusetts      NTCF        Newport Tiger Cub Fund
            Tax-Exempt Fund
CMITEF      Colonial Michigan           SRATMGF     Stein Roe Advisor
            Tax-Exempt Fund                         Tax-Managed Growth Fund
CMNTEF      Colonial Minnesota          TCF         The Colonial Fund
            Tax-Exempt Fund
CMMF        Colonial Money Market Fund

         A. Proxy Solicitation Methods. Shareholders of the Colonial Mutual Funds entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if we have not received your vote, you may receive a call from SCC reminding you to exercise your right to vote.

         B. Proxy Solicitation Costs. The Colonial Mutual Funds will bear the cost of the solicitation which includes printing of proxy materials, mailing and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Colonial Mutual Fund is not expected to exceed the following:

CODE        SOLICITATION COST           CODE        SOLICITATION COST
-----       -----------------           ----        -----------------
CAGF        $                           CMMMF        $
CCATEF                                  CNYTEF
CCTTEF                                  CNCTEF
CEIF                                    COHTEF
CFSF                                    CSVF
CFLTEF                                  CSDUSGF
CGEF                                    CSCVF
CGUF                                    CSBF
CHYMF                                   CSIF
CHYSF                                   CTEF
CIF                                     CTEIF
CITEF                                   CUSG&IF
CIEF                                    CUF
CIHF                                    NGCF
CIUSGF                                  NJOF
CMATEF                                  NTCF
CMITEF                                  SRATMGF
CMNTEF                                  TCF
CMMF


         C. Record Date and Quorum. Shareholders of record at the close of business on August 21, 1998 (Record Date) will have one vote for each share held. Holders of 30% of the shares of each Colonial Mutual Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meetings. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 5. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

         D. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your vote by writing to the Secretary of the Colonial Mutual Funds, Nancy L. Conlin, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by one of the following five ways: (a) by using your enclosed proxy card; (b) by calling toll-free at the 800 number indiciated on the proxy insert, (c) by accessing our Web site; (d) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (e) voting in person at the Meetings.

         E. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Colonial Mutual Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Colonial Mutual Funds do not intend to hold meetings in 1999.

         F. Annual/Semiannual Reports. Further information concerning a Colonial Mutual Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which are obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

         G. Litigation. The Colonial Mutual Funds are not currently involved in any material litigation.

         H. Other Matters. As of the date of this proxy statement, only the business mentioned in proposals 1 through 5 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

PART 4.      FUND INFORMATION.

         As of the Record Date, each Colonial Mutual Fund had the following outstanding shares of beneficial interest:

Colonial       Outstanding     Outstanding       Outstanding     Outstanding
Mutual Fund    Class A         Class B Shares    Class C Shares  Class Z Share
               Shares
-----------    ------------    --------------    --------------- --------------
CAGF
CCATEF
CCTTEF
CEIF
CFSF
CFLTEF
CGEF
CGUF
CHYMF
CHYSF
CIF
CITEF
CIEF
CIHF
CIUSGF
CMATEF
CMITEF
CMNTEF
CMMF
CMMMF
CNYTEF
CNCTEF
COHTEF
CSVF
CSDUSGF
CSCVF
CSBF
CSIF
CTEF
CTEIF
CUSG&IF
CUF
NGCF
NJOF
NTCF
TCF

Colonial       Outstanding     Outstanding       Outstanding     Outstanding
Mutual Fund    Class A         Class B Shares    Class C Shares  Class E Shares
               Shares
-----------    -----------     --------------    --------------  --------------
SRATMGF


Colonial       Outstanding     Outstanding       Outstanding
Mutual Fund    Class F         Class G Shares    Class H Shares
               Shares
-----------    ------------    ---------------   --------------
SRATMGF

         As of the Record Date, the following persons were known to own beneficially 5% or more of the applicable outstanding Class(es) of shares of the following Colonial Mutual Funds:

Colonial                                            Number of    Percentage of
Mutual Fund    Class of                             Shares       Shares Owned
               Shares     Name and Address          Owned
-----------    --------   ----------------          ----------   -------------




         As of the Record Date, the current members of the Board of Trustees and Ms. Verville, Messrs. Carberry, Macera and Dr. Stitzel were known to beneficially own the applicable outstanding Class(es) of shares of the following Colonial Mutual Funds:

Colonial
Mutual Fund  Mr. Birnbaum      Mr. Bleasdale   Mr. Carberry     Ms. Collins
-----------  ------------      --------------  ------------     -------------





Colonial
Mutual Fund   Mr. Grinnell    Mr. Lowry       Mr. Macera       Mr. Mayer
-----------   ------------    ----------      -----------      ----------



Colonial
Mutual Fund   Mr. Moody   Mr. Neuhauser  Dr. Stitzel Mr. Sullivan  Ms. Verville
-----------   ---------   -------------  ----------- ------------  ------------


         The following table sets forth certain information about the executive officers of each Colonial Mutual Fund:

Executive Officer                                         Year of Election as
Name & Age         Office with the Colonial Mutual Funds; Executive Officer
                   Principal Occupation (1)

Stephen E. Gibson  President of the Colonial Mutual Funds         1998
(44)               since June, 1998; President, Chief
                   Executive Officer and Director,
                   Colonial Management Associates, Inc.
                   (Adviser) and The Colonial Group, Inc.
                   (TCG) since December, 1996; Chairman
                   of the Board and Director, Liberty
                   Financial Investments, Inc. since
                   December, 1996 (formerly Managing
                   Director of Marketing, Putnam
                   Investments from June, 1992 to July,
                   1996).

Davey S. Scoon     Vice President of the Colonial Mutual          1993
(51)               Funds since June, 1993 (formerly
                   Treasurer  from March,  1985 to June,  1993);  Executive Vice
                   President since July, 1993 and Director since March, 1985 of the Adviser (formerly Senior Vice President and Treasurer from March, 1985 to July, 1993); Executive Vice President and
                   Chief  Operating  Officer of TCG since March,  1995 (formerly
                   Vice President - Finance and Administration and Treasurer from November, 1985 to March, 1995).

Timothy J. Jacoby  Treasurer and Chief Financial Officer          1996
(43)               of the Colonial Mutual Funds since
                   October,  1996  (formerly  Controller  and  Chief  Accounting
                   Officer from October,  1997 to February,  1998);  Senior Vice
                   President  of the Adviser  since  September,  1996  (formerly
                   Senior  Vice  President,   Fidelity  Accounting  and  Custody
                   Services from September,  1993 to August,  1990 and Assistant
                   Treasurer  to Fidelity  Group of Funds from  August,  1990 to
                   September, 1993).

J. Kevin           Controller and Chief Accounting                1998
Connaughton        Officer of the Colonial Mutual Funds
(33)               since February, 1998; Vice President
                   of the Adviser  since  February,  1998  (formerly  Senior Tax
                   Manager,  Coopers & Lybrand, LLP from April, 1996 to January,
                   1998; Vice President, 440 Financial Group/First Data Investor
                   Services  Group  from  March,  1994  to  April,   1996;  Vice
                   President, The Boston Company (subsidiary of Mellon Bank) from December, 1993 to March, 1994; Assistant Vice President and Tax Manager, Mellon Bank from March, 1992 to December,
                   1993).

Nancy L. Conlin    Secretary of the Colonial Mutual Funds         1998
(44)               since April, 1998 (formerly Assistant
                   Secretary from July, 1994 to April, 1998);  Director,  Senior
                   Vice President,  General Counsel,  Secretary and Clerk of the
                   Adviser since April, 1998 (formerly Vice President,  Counsel,
                   Assistant  Secretary and Assistant  Clerk from July,  1994 to
                   April,  1998),  Vice President - Legal,  General  Counsel and
                   Clerk of TCG since April, 1998 (formerly Assistant Clerk from
                   July, 1994 to April, 1998).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

         As of the Record Date, the executive  officers and the current Board of
Trustees  as a group  were  known  to  beneficially  own   XX% of the
applicable outstanding Class(es) of shares of each of the following Colonial Mutual Funds:

           Colonial                  Number of    Percentage of
Name       Mutual Fund    Class of   Shares       Shares Owned
                          Shares     Owned
------    ------------    --------   ----------   -------------


         The current Board of Trustees received the following compensation from each Colonial Mutual Fund as of each Fund's fiscal year end and for the calendar year ended December 31, 1997:

COLONIAL
MUTUAL FUND      CFSF      CFSF      CIUSGF     CSDUSGF     NJOF     NGCF
Fiscal Year
End             10/31/96  8/31/97((1) 8/31/97    8/31/97    8/31/97  8/31/97
------------    --------- ----------- -------    -------    -------  --------
Trustee:
Mr. Birnbaum      $5,874    $4,236   $5,295     $719        $570     $44
Mr. Bleasdale     6,562(2)   4,833(3) 6,041(4)   828(5)      582(6)   61(7)

Ms. Collins       5,534      4,232    5,296      719         571      44
Mr. Grinnell      5,894      4,272(8) 5,343(9)   727(10)     576(11)  45

Mr. Lowry         5,998      4,266    5,342      726         576      45

Mr. Mayer         5,776      4,046    5,062      688         537      37

Mr. Moody         6,728(12)  4,465(13)5,585(14)  758(15)     592(16)  46(17)

Mr. Neuhauser     5,971      4,282    5,359      726         576      45
Mr. Sullivan      6,407      4,526    5,663      722         609      48


COLONIAL
MUTUAL FUND         NTCF         SRATMGF      CGUF        TCF       CGEF
Fiscal Year End    8/31/97      10/31/97(18) 10/31/97(19) 10/31/97  10/31/97
---------------    -------      ------------ ------------ --------  --------
Trustee:
Mr. Birnbaum      $588         $465         $1,402      $5,741      $1,109
Mr. Bleasdale      680(20)      548(21)      1,588(22)   6,517(23)     579(24)

Ms. Collins        589          465          1,403       5,743       1,108
Mr. Grinnell       595(25)      471(26)      1,412(27)   6,076(28)   1,119(29)

Mr. Lowry          595          471          1,412       5,783       1,121
Mr. Mayer          553          448          1,345       5,491       1,062
Mr. Moody          611(30)      482(31)      1,471(32)   6,005(33)   1,160(34)

Mr. Neuhauser      594          471          1,417       5,801       1,119
Mr. Sullivan       628          505          1,493       6,102       1,179

COLONIAL MUTUAL
FUND                 CIHF      CSVF      CSBF         CHYMF      CITEF
Fiscal Year End     10/31/97  10/31/97  10/31/97     11/30/97   11/30/97
---------------     --------  --------  --------     --------   ---------
Trustee:
Mr. Birnbaum      $   985     $2,394     $1,098       $1,442     $  837
Mr. Bleasdale       1,116(35)  2,721(36)  1,247(37)    1,635(38)    948(39)

Ms. Collins           984      2,391      1,099        1,442        838
Mr. Grinnell          993(40)  2,411(41)  1,106(42)    1,517(43)    884(44)
Mr. Lowry             994      2,411      1,106        1,456        843
Mr. Mayer             944      2,291      1,053        1,382        805
Mr. Moody           1,032(45)  2,506(46)  1,149(47)    1,510(48)    879(49)

Mr. Neuhauser         993      2,418      1,110        1,456        845
Mr. Sullivan        1,049      2,545      1,169        1,536        888

COLONIAL MUTUAL
FUND                CTEF       CTEIF     CUF       CHYSF     CIF
Fiscal Year End   11/30/97   11/30/97  11/30/97  12/31/97  12/31/97
---------------   --------   --------- --------  --------  ---------
Trustee:
Mr. Birnbaum      $12,271    $1,634    $4,554    $4,376    $1,347
Mr. Bleasdale      13,858(50) 1,852(51) 6,478(52) 4,582(53) 1,398(54)

Ms. Collins        12,270     1,632     4,658     4,374     1,348
Mr. Grinnell       12,981(55) 1,732(56) 4,816(57) 4,411(58) 1,490(59)

Mr. Lowry          12,368     1,650     4,569     4,415     1,356
Mr. Mayer          11,755     1,566     4,369     4,185     1,289
Mr. Moody          12,880(60) 1,712(61) 4,785(62) 4,580(63) 1,412(64)

Mr. Neuhauser      12,402     1,651     4,607     4,421     1,361
Mr. Sullivan       13,039     1,738     4,846     4,654     1,433

COLONIAL MUTUAL
FUND                CSIF       CCATEF     CCTTEF     CFLTEF     CMATEF
Fiscal Year End    12/31/97    1/31/98    1/31/98    1/31/98    1/31/98
----------------   --------    --------   --------   --------   --------
Trustee:
Mr. Birnbaum       $6,531     $2,350     $1,468     $1,086     $2,187
Mr. Bleasdale       6,826(65)  2,334(66)  1,496(67)  1,107(68)  1,850(69)
Ms. Collins         6,531      2,351      1,469      1,088      2,188
Mr. Grinnell        7,243(70)  2,462(71)  1,599(72)  1,181(73)  2,210(74)
Mr. Lowry           6,587      2,369      1,483      1,096      2,211
Mr. Mayer           6,252      2,262      1,413      1,047      2,116
Mr. Moody           6,840(75)  2,466(76)  1,538(77)  1,140(78)  2,290(79)
Mr. Neuhauser       6,603      2,377      1,481      1,098      2,215
Mr. Sullivan        6,950      2,519      1,571      1,159      2,362

COLONIAL MUTUAL
FUND               CMITEF     CMNTEF      CNYTEF     CNCTEF     COHTEF
Fiscal Year End    1/31/98    1/31/98     1/31/98    1/31/98    1/31/98
----------------   -------    -------     --------   --------   --------
Trustee:
Mr. Birnbaum       $1,731     $1,063      $1,263     $  992     $1,350
Mr. Bleasdale       1,051(80)  1,058(81)   1,264(82)  1,077(83)  1,304(84)
Ms. Collins         1,731      1,061       1,267        991      1,350
Mr. Grinnell        1,845(85)  1,156(86)   1,379(87)  1,07(88)   1,467(89)
Mr. Lowry           1,755      1,070       1,276      1,000      1,363
Mr. Mayer           1,690      1,019       1,219        956      1,299
Mr. Moody           1,808(90)  1,111(91)   1,329(92)  1,039(93)  1,415(94)
Mr. Neuhauser       1,759      1,075       1,281      1,005      1,367
Mr. Sullivan        1,893      1,138       1,356      1,061      1,449

COLONIAL MUTUAL
FUND               CMMMF        CAGF        CEIF         CIEF         CSCVF
Fiscal Year End    6/30/98      6/30/98     6/30/98      6/30/98      6/30/98
---------------    -------      -------     --------     -------      --------
Trustee:
Mr. Birnbaum      $95          $96         $97          $98          99
Mr. Bleasdale
Ms. Collins
Mr. Grinnell      100          101         102          103          104
Mr. Lowry
Mr. Mayer
Mr. Moody         105          106         107          108          109
Mr. Neuhauser
Mr. Sullivan

                                           TOTAL COMPENSATION PAID
                                           FROM COLONIAL FUNDS COMPLEX
                                           TO THE BOARD OF TRUSTEES FOR
COLONIAL MUTUAL                            THE CALENDAR YEAR ENDED
FUND               CUSGIF       CMMF
Fiscal Year End    6/30/98      6/30/98     12/31/97 (110) (111)
----------------   -------      -------     ------------------------------
Trustee:
Mr. Birnbaum                               $  93,949
Mr. Bleasdale         (112)       (113)      106,432(114)
Ms. Collins                                   93,949
Mr. Grinnell          (115)       (116)       94,698(117)
Mr. Lowry                                    101,445
Mr. Mayer                                     94,698
Mr. Moody             (118)       (119)       98,447(120)
Mr. Neuhauser                                 99,945
Mr. Sullivan                                 101,445

         The following table sets forth the compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                               Total Compensation Paid To The Trustees
                               From the Liberty Funds For The Calendar
Trustee                        Year Ended December 31, 1997 (121)
--------                       ----------------------------------------
Robert J. Birnbaum                        $26,800
James E. Grinnell                          26,800
Richard W. Lowry                           26,800

         The following table sets forth the compensation paid to Mr. Macera and Dr. Stitzel in their capacities as Trustees of Liberty Variable Investment Trust (Trust), which offers nine funds: Colonial Growth and Income Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial U.S. Stock Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Newport Tiger Fund, Variable Series, Liberty All-Star Equity Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series and Colonial High Yield Securities Fund, Variable Series, for serving during the fiscal year ended December 31, 1997:

                                                Total Compensation From the
                                                Trust and Investment
                           Aggregate 1997       Companies which are Series of
Trustee                    Compensation (122)   the Trust in 1997 (123)
-------                    -------------------  -----------------------------

Salvatore Macera             $12,500               $33,500
Dr. Thomas E. Stitzel         12,500                33,500


------------------------------
1 The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through
   August 31, 1997.
2  Includes $2,962 payable   in   later   years   as   deferred compensation.
3  Includes $2,801 payable in later years as deferred compensation.
4  Includes $3,491 payable in later  years as deferred  compensation.
5  Includes $484 payable  in  later  years as deferred compensation.
6  Includes $311 payable in later years as deferred compensation.
7  Includes $46 payable in later years as  deferred compensation.
8  Includes$348  payable  in  later  years  as  deferred compensation.
9  Includes $437 payable in later years as deferred compensation.
10 Includes $57 payable  in later years as deferred compensation.
11 Includes $44 payable in   later   years  asdeferred compensation.
12 Total compensation  of  $6,728  payable  in  later  years as deferred compensation.
13 Total compensation of $4,465 payable in later years as deferred compensation.
14 Total compensation  of $5,585 payable in later  years    as     deferred
   compensation.
15 Total compensation of $758  payable in later years as deferred compensation.
16 Total  compensation of $592 payable in later   years as deferred
   compensation.
17 Total compensation of $46 payable in later years as deferred compensation.
18 Trustee fee informoration for the Fund is for the  period December 31, 1996 through October 31, 1997.
19 Includes compensation  paid by LFC Utilities  Trust, in which all of the
   Funds' assets are invested.
20 Includes $402   payable   in  later   years   as   deferred compensation.
21 Includes $202  payable  in later years as deferred compensation.
22 Includes  $857   payable  in  later years as deferred compensation.
23 Includes $3,524  payable  in later years as deferred compensation.
24 Includes $579 payable in later years as deferred compensation.
25 Includes $45  payable in  later years as deferred compensation.
26 Includes $8 payable in later years as deferred compensation.
27 Includes $73   payable in  later years as deferred compensation.
29 Includes $131 payable in later years as deferred compensation.
30 Total compensation  of $611 payable in later  years as deferred compensation.
31 Includes $307 payable in later years as deferred compensation.
32 Total compensation of $1,471 payable in later years as deferred compensation. 33 Total compensation of $6,005 payable in later years as deferred compensation.
34 Total compensation of $1,160 payable in later years as deferred compensation. 35 Includes $602 payable in later years as deferred compensation.
36 Includes $1,466  payable  in later years as deferred compensation.
37 Includes $673 payable in later years as deferred compensation.
38 Includes $882 payable  in later  years as deferred compensation.
39 Includes $511 payable in later years as deferred compensation.
40 Includes $119 payable in later years   as   deferred compensation.
41 Includes $241 payable in later years as deferred compensation.
42 Includes $55  payable in later  years as deferred compensation.
43 Includes $72  payable  in  later  years as deferred compensation.
44 Includes $42 payable in later years as deferred compensation.
45 Total compensation of $1,032  payable in later  years as deferred compensation.
46 Total compensation  of $2,506   payable   in  later   years   as   deferred
   compensation.
47 Total  compensation of $1,149 payable in later  years  as  deferred compensation.
48 Total compensation of $1,510 payable in later years as deferred compensation.
49 Total compensation of $879 payable in later years as deferred compensation.
50 Includes $7,478 payable   in  later   years  as   deferred  compensation.
51 Includes  $1,000 payable in later years as deferred compensation.
52 Includes $4,096  payable in later  years as deferred    compensation.
53 Includes $2,291  payable  in later  years as  deferred compensation.
54 Includes $699 payable in later years as deferred compensation.
55 Includes $612   payable in later years as deferred compensation.
56 Includes $81 payable in later years as deferred compensation.
57 Includes $226  payable in later years as deferred compensation.
58 Includes $440 payable  in later years as  deferred compensation.
59 Includes $137 payable in later years as deferred compensation.
60 Total compensation of $12,880  payable in later years as deferred compensation.
61 Total compensation of $1,712 payable in later years as deferred compensation.
62 Total compensation  of $4,785 payable in  later   years  as  deferred
   compensation.
63 Total compensation  of $4,580 payable in later years as deferred compensation.
64 Total  compensation of $1,412 payable in later years as deferred compensation.
65 Includes $3,413 payable in  later   years  as   deferred compensation.
66 Includes $1,251 payable in later years as deferred compensation.
68 Includes $592 payable in later   years as  deferred compensation.
69 Includes $987 payable in later years as deferred compensation.
70 Includes $657 payable in later   years   as   deferred compensation.
71 Includes $192 payable  in  later years as deferred compensation.
72 Includes $116  payable in later  years as   deferred   compensation.
73 Includes $86  payable  in later   years as deferred compensation.
74 Includes $151 payable in later years as deferred compensation.
75 Total compensation of $6,840  payable in later  years as deferred compensation.
76 Total  compensation of $2,466   payable   in  later   years  as   deferred
   compensation.
77 Total compensation of $1,538 payable  in  later  years as deferred compensation.
78 Total compensation of $1,140 payable in later years as deferred compensation. 79 Total compensation of $2,290 payable in later years as deferred compensation. 80 Includes $560 payable in later years as deferred compensation.
81 Includes $565 payable in  later years as deferred compensation.
82 Includes $675  payable in later years as  deferred   compensation.
84 Includes $694 payable in later years as deferred compensation.
85 Includes $89 payable in later  years as deferred compensation.
86 Includes $84 payable in later years as deferred compensation.
87 Includes $102  payable in later years as deferred  compensation.
88 Includes $76 payable in later   years  as   deferred compensation.
89 Includes $103 payable in later years as deferred compensation.
90 Total compensation of $1,808  payable in later  years as deferred compensation.
91 Total compensation  of $1,111   payable   in  later   years  as   deferred
   compensation.
92 Total compensation of $1,329 payable  in  later  years as deferred compensation.
93 Total compensation of $1,039 payable in later years as deferred compensation. 94 Total compensation of $1,415 payable in later years as deferred compensation.
95 Includes $   payable in   later    years   as   deferred compensation.
96 Includes $    payable in later years as deferred compensation.
97 Includes   $ payable in later years as deferred compensation.
98 Includes $    payable in later years as deferred compensation.
99 Includes $     payable in later years as deferred compensation.
100 Includes $    payable in later years as deferred compensation.
101 Includes $    payable in later years as deferred compensation.
102 Includes $    payable in later years as deferred compensation.
103 Includes $    payable in later years as deferred compensation.
104 Includes $    payable in later years as deferred compensation.
105 Total compensation of $   payable in later  years  as
    deferred compensation.
106 Total compensation of $    payable in later years as deferred compensation.
107 Total compensation of $    payable in later  years as deferred compensation.
108 Total compensation of $    payable in later  years as deferred compensation.
109 Total compensation of $    payable in later years as deferred compensation.
110 The  Colonial  Mutual Funds do not currently    provide    pension    or
    retirement   plan   benefits  to  the Trustees.
111 At December  31, 1997, the  Colonial  Mutual  Funds complex consisted of 39 open-end and 5 closed-end management investment company portfolios.
112 Includes $    payable in later years as deferred compensation.
113 Includes $    payable in later years as deferred compensation.
114 Includes $57,454 payable in later years as deferred compensation.
115 Includes $    payable in later years as deferred compensation.
116 Includes $    payable in later years as deferred compensation.
117 Includes $4,797 payable in later years as deferred compensation.
118 Includes $    payable in later years as deferred compensation.
119 Includes $    payable in later years as deferred compensation.
120 Total compensation of $98,447 payable in later years as deferred compensation. 121The Liberty Funds are advised by Liberty Asset
    Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc.(an intermediate parent of the Adviser).
122 Consists  of Trustee fees in the amount of (i) a $5,000 annual  retainer,
    (ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.
123 Includes Trustee  fees paid  by the  Trust  and by Stein Roe Variable
    Investment Trust.